UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

VANTAGESOUTH BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2013, VantageSouth Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2013. A copy of the press release is furnished as Exhibit 99.1.

The Company will host a conference call on October 30, 2013 at 10:00 a.m. Eastern Time. Investors can access the call by dialing (800) 734-8583 and requesting the VantageSouth Bancshares Third Quarter 2013 Earnings Call. The presentation will also be broadcast live over the Internet and can be accessed at www.vantagesouth.com under Investor Relations, Investor News & Events, Presentations.

The information in this Current Report on Form 8-K, including the exhibits, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated October 30, 2013
Exhibit 99.2	Presentation for Conference Call on October 30, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VantageSouth Bancshares, Inc.
(Registrant)

October 30, 2013	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer